Exhibit 99.1

CarrAmerica

America’s Workplace®

Supplemental Operating and Financial Data

For the Quarter Ended March 31, 2005

All dollar amounts shown in this report are in U.S. dollars.

This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.

Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

TABLE OF CONTENTS

PAGE
CORPORATE OVERVIEW

The Company	1
Board of Directors / Executive Officers / Research Coverage	2
Regional Offices / Investor Relations / Information Requests	3

FINANCIAL HIGHLIGHTS

Key Quarterly Financial Data	4
Same Store Results and Analysis	5
Financial Ratios	6
Share and Operating Partnership Unit Data	7
Debt Capitalization Summary	8-9
Corporate Investment Information	10
Unconsolidated Equity Investments	11

OPERATING ANALYSIS

Current Summary of Operating Properties	12-15
Occupancy Summary and Lease Roll-over Schedule	16-17
Operating Portfolio Lease Economics	18
Top 25 Tenants by Rent	19
Land Held for Future Development Schedule	20

Reconciliation of Financial Measures	21-22
Computation of Supplemental Measures	23-24

THE COMPANY

CarrAmerica Realty Corporation (the “Company”) is a self-administered and self-managed equity real estate investment trust (“REIT”) organized under the laws of Maryland which owns, develops, acquires and operates office properties. The Company’s office properties are located in 12 markets across the United States.

CURRENT PORTFOLIO

(consolidated, stabilized; as of 3/31/05)

238 Properties

18.7 Million Square Feet

(consolidated/unconsolidated; as of 3/31/05)

287 Properties

26.2 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Fitch:	BBB
Moody’s:	Baa2
Standard & Poor’s:	BBB

WEIGHTED AVERAGE OCCUPANCY (stabilized)

(At March 31, 2005)

88.6% Consolidated Properties

88.8% Consolidated/Unconsolidated Properties

REGIONAL DISTRIBUTION

(stabilized; as of 3/31/05)

	Based on POI*	Based on Square Footage
Pacific region	52.14%	52.78%
Eastern region	33.53%	22.80%
Central region	6.35%	13.37%
Mountain region	7.98%	11.05%

MARKETS

(stabilized; as of 3/31/05)

	% of POI*	% of Sq. Ft.
San Francisco Bay Area	31.00%	28.48%
Washington DC Metro	33.53%	22.80%
Southern California	15.41%	14.80%
Seattle/Portland	5.73%	9.50%
Denver	2.64%	4.84%
Phoenix	3.27%	2.85%
Dallas	2.89%	5.38%
Chicago	2.76%	6.56%
Salt Lake City	2.07%	3.36%
Austin	0.70%	1.43%

	100.00%	100.00%

*	POI is Property Operating Income – Property operating revenue less property operating expenses and real estate taxes. POI is the performance measure used to assess the results of our real estate property operations segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest, depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

BOARD OF DIRECTORS

Thomas A. Carr

Chairman of the Board and

Chief Executive Officer

CarrAmerica Realty Corporation

Bryce Blair

Chairman and Chief Executive Officer

AvalonBay Communities, Inc.

Andrew F. Brimmer

President

Brimmer & Company Inc.

Joan Carter

President & COO

UM Holdings LTD

Philip L. Hawkins

President and Chief Operating Officer

CarrAmerica Realty Corporation

Robert E. Torray

Chairman

Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.

President and Co-Chairman

Lockhart Companies Inc.

EXECUTIVE OFFICERS

Thomas A. Carr

Chief Executive Officer

Philip L. Hawkins

President and Chief Operating Officer

Stephen E. Riffee

Chief Financial Officer

Karen B. Dorigan

Chief Investment Officer

Linda A. Madrid

Managing Director, General Counsel and

Corporate Secretary

RESEARCH COVERAGE(1)

David Aubuchon

A.G. Edwards

(314) 955-5452

Daniel Oppenheim

Bank of America Securities

(212) 847-5705

RESEARCH COVERAGE(1)

Ross Smotrich

Bear Stearns & Co.

(212) 272-8046

Louis Taylor

Deutsche Banc Alex. Brown

(212) 250-4912

Christopher Haley/Gregory Korondi

Wachovia Securities

(443)263-6773/(443) 263-6579

Carey Callaghan/Dennis Maloney

Goldman, Sachs & Co.

(212) 902-4351/(212) 902-1970

Jim Sullivan/Cedrik LaChance

Green Street Advisors

(949) 640-8780

Anthony Paolone

JPMorgan

(212) 622-6682

David Fick/John Guinee

Legg Mason Wood Walker, Incorporated

(410) 454-5018

David Harris

Lehman Brothers

(212) 526-5702

Steve Sakwa/Brian Legg

Merrill Lynch & Co.

(212) 449-0335/(212) 449-1433

Greg Whyte/David Cohen

Morgan Stanley Dean Witter

(212) 761-6331/(212) 761-8561

Jim Sullivan/Jamie Feldman

Prudential Securities

(212) 778-2515/ (212) 778-1724

Jonathan Litt/John Stewart

Salomon Smith Barney

(212) 816-0231/(212) 816-1685

(1)	Carramerica Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Carramerica Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Carramerica Realty Corp. or its management. Carramerica Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

CORPORATE HEADQUARTERS

1850 K Street, NW

Suite 500

Washington, DC 20006

202-729-1700

REGIONAL OFFICES

Austin, Texas; Denver Colorado; Salt Lake City, Utah

Jeffrey S. Pace, Managing Director

Chicago, Illinois

Gerald J. O’Malley, Managing Director

Dallas, Texas

Northern California

Christopher Peatross, Managing Director

Seattle/Portland

Clete Casper, Managing Director

Southern California

Malcolm O’Donnell, Managing Director

Washington, D.C.

Phillip Thomas, Managing Director

STOCK EXCHANGE LISTINGS

New York Stock Exchange

COMMON STOCK TRADING SYMBOL

CRE

INVESTOR RELATIONS

CarrAmerica Realty Corporation

1850 K Street, NW

Washington, DC 20006

Telephone: 202-729-1700

Fax: 202-729-1060

CONTACT

Stephen M. Walsh

Senior Vice President, Capital Markets

Telephone: 202-729-1764

E-mail: swalsh@carramerica.com

INFORMATION REQUEST

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

Investor Relations at 202-729-7518

Or 1-800-417-2277

swalsh@carramerica.com

CA

PLEASE VISIT OUR CORPORATE WEB SITE AT:

www.carramerica.com

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data

($ and shares in thousands)	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Shares and Units:

Common Shares	55,195	54,890	54,455	54,347	54,338
Outstanding Minority Units (a)	5,214	5,323	5,360	5,367	5,474
Combined Shares and Minority Units (a)	60,409	60,213	59,815	59,714	59,812
Weighted Average - Basic	54,598	54,865	54,069	54,012	53,199
Weighted Average - Diluted	60,239	54,865	54,669	54,339	53,794

Share Price:

At the End of the Period	$31.55	$33.00	$32.70	$30.23	$33.90
High During Period	33.35	34.07	34.34	34.25	34.00
Low During Period	30.00	31.40	29.81	26.63	29.17

Capitalization Summary:

Market Value of Common Equity (a,h)	$1,905,904	$1,987,029	$1,955,951	$1,805,154	$2,027,627
Preferred Equity	201,250	201,250	201,250	201,250	201,250
Total Debt (f)	1,943,660	1,952,158	1,878,000	1,864,167	1,708,755
Total Market Capitalization (g)	4,050,814	4,140,437	4,035,201	3,870,571	3,937,632
Total Debt/Total Market Capitalization (g)	48.0%	47.1%	46.5%	48.2%	43.4%

Financial Information:

Total Assets	$3,107,489	$3,081,192	$2,978,166	$2,958,779	$2,816,570
Book Value of Real Estate Assets (before accumulated depreciation)	3,147,841	3,296,962	3,226,651	3,072,394	3,101,139
Total Liabilities	2,052,433	2,088,843	1,992,635	1,982,873	1,822,767
Total Minority Interest	61,050	65,378	63,371	63,963	65,459
Total Shareholders’ Equity	994,006	926,971	922,160	911,943	928,344
Total Operating Revenues	127,942	127,089	124,172	121,312	119,748
Property Operating Income (i)	80,027	78,766	77,397	76,451	74,725
Property Operating Income Percent of Revenue (i)	65.4%	65.2%	65.6%	65.9%	65.4%
EBITDA (e)	77,371	74,834	81,658	77,126	77,109
Interest Coverage Ratio (b,e,g)	2.6	2.5	2.9	2.8	3.0
Interest Coverage Ratio (c,e,g)	2.6	2.5	2.9	2.8	2.9
Fixed Charge Coverage Ratio (b,e,g)	2.2	2.1	2.2	2.2	2.3
Fixed Charge Coverage Ratio (c,e,g)	2.2	2.1	2.2	2.1	2.3
Diluted FFO available to common shareholders (d)	41,402	33,821	51,212	47,661	48,365
Funds available for distribution to common shareholders coverage ratio (j)	1.1	0.6	1.0	0.9	1.1
Dividends Declared	0.50	0.50	0.50	0.50	0.50
Net-Straight Line Revenue Adjustment	2,487	1,397	1,715	801	2,236

Consolidated Portfolio:

Buildings	238	251	253	258	257
Total Square Footage (in thousands)	18,686	19,864	19,707	20,582	20,232
Current Occupancy	88.6%	88.2%	87.0%	87.1%	87.4%

Consolidated and Unconsolidated Portfolio:

Buildings	287	292	294	296	295
Total Square Footage (in thousands)	26,226	26,355	26,811	26,750	26,399
Current Occupancy	88.8%	88.0%	86.4%	86.9%	86.7%

(a)	Minority partnership units are included in market value computation.
(b)	Excluding capitalized interest. See page 24 for computation.
(c)	Including capitalized interest. See page 24 for computation.
(d)	Represents diluted Funds from Operations (FFO). Funds from operations is defined as net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures in accordance with the NAREIT definition. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidulitive.
In the fourth quarter 2004, minority units were antidilutive. See page 21 for a reconciliation of diluted FFO to net income.
(e)	Excludes impairment charges and prepayment penalties on debt. See page 22 for reconciliation of EBITDA to net income.
(f)	Excludes bond issue costs and discounts and the fair value of interest rate swaps.
(g)	Refer to page 6 for definition.
(h)	Market value based on end of period stock price.
(i)	Property operating income - Property operating revenue less property operating expenses and real estate taxes (see page 1).
(j)	See page 23 for reconciliation of funds available for distribution to net income, definition and computation of ratio.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Same Store Operating Property Results

	Three Months Ended March 31,		% Change
(In thousands)	2005	2004
Real estate rental revenue	$106,250	$108,986	-2.5%
Real estate operating expenses	36,870	36,262	1.7%

Total property operating income*	$69,380	$72,724	-4.6%

Straight-line rent adjustment	$1,194	$2,444	-51.1%

Average occupancy	88.4%	88.7%

Same store square footage	17,233,942

*	Property operating income is the performance measure used to assess the results of our real estate property segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest, depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Financial Ratios

Financial Position Ratios for Operations:

	March 31, 2005	December 31, 2004
Total Debt/Total Capitalization (Book Value) (1)	64.1%	65.4%
Total Debt/Total Capitalization (Market) (2)	48.0%	47.1%

Operating Ratios for Operations:

	Three Months Ended March 31,
	2005	2004
Secured Property Operating Income/EBITDA (3)	15.2%	23.9%

Interest Coverage (4)
Excluding capitalized interest	2.6	3.0
Including capitalized interest	2.6	2.9

Fixed Charge Coverage (5)
Excluding capitalized interest	2.2	2.3
Including capitalized interest	2.2	2.3
G&A as a % of Revenue (6)	8.2%	8.4%

(1)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by total debt excluding unamortized bond discount and fair market value of interest rate swaps plus stockholders’ equity, minority interest, rents received in advance and security deposits. The components of the calculation are presented in the following table:

(In thousands)	3/31/2005	12/31/2004
Total debt	$1,943,660	$1,952,158
Stockholders’ equity	994,006	926,971
Minority interest	61,050	65,378
Rents received in advance and security deposits	34,403	40,304

Total capitalization (book value)	$3,033,119	$2,984,811

(2)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by market value of common stock (total common shares outstanding at quarter end times closing market price at quarter end) plus preferred equity liquidation value and total debt excluding unamortized bond discount and fair market value of interest rate swaps. See page 4 for components of calculation.
(3)	See page 22 for a reconciliation of EBITDA to net income and the computation of these amounts. Secured property operating income is rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.
(4)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by interest expense (including or excluding capitalized interest and prepayment penalties on debt). See page 24 for calculation.
(5)	Calculated as net income less interest expense (including or excluding capitalized interest and prepayment penalties on debt), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by principal mortgage debt payments plus preferred dividends and interest expense (including or excluding capitalized interest and prepayment penalties on debt). See page 24 for calculation.
(6)	General and administrative expense divided by total revenue.

CARRAMERICA REALTY CORPORATION

AND SUBSIDIARIES

Share and Operating Partnership Data

The following table sets forth our common shares and dividend paying operating partnership units outstanding at March 31, 2005 and December 31, 2004, and our weighted average common shares and dividend paying operating units outstanding for the quarters end March 31, 2005 and 2004.

(In thousands)	CarrAmerica Realty Corporation Common Shares Outstanding	CarrAmerica Realty Corporation Restricted Common Shares Outstanding	Dividend Paying Units Outstanding (a)
Outstanding as of
March 31, 2005	54,691	504	5,214
December 31, 2004	54,504	386	5,323

Weighted average for the three months ended March 31,
2005	54,598	449	5,223
2004	53,199	274	5,548

Notes:

(a)	Operating partnership units are redeemable for cash or common shares, at our option, on a one-for-one basis.
*	We have 8,050,000 shares of Series E Cumulative Redeemable Preferred stock outstanding as of March 31, 2005 which are not included in the table above.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary

Secured Mortgages Payable

($ in thousands) Description of Notes/Lender	Property	Principal Outstanding	Interest Rate	Maturity Date	2005	2006	2007	2008	2009
Metropolitan Life Insurance Co.	2600 West Olive	$18,016	6.75%	2/1/2009	$236	$334	$358	$383	$16,705
Midland Loan Services	Palomar Oaks	8,991	8.85%	4/1/2009	177	255	278	304	7,977
Northwest Mutual	1255 23rd St. 1730 Pennsylvania International Square	36,121	8.12%	4/1/2009	492	717	778	845	33,289
Northwest Mutual	1255 23rd St. 1730 Pennsylvania International Square	173,247	8.12%	4/1/2009	2,357	3,440	3,730	4,040	159,680
New York Life Insurance	South Coast	14,043	7.13%	6/10/2009	219	312	335	359	12,818
TransAmerica Life Insurance	1775 Pennsylvania	11,278	7.63%	9/1/2009	123	175	188	203	10,589

		$261,696			$3,604	$5,233	$5,667	$6,134	$241,058

Notes Payable

Lender	Security	Principal Outstanding	Interest Rate	Maturity Date	2005	2006	2007	2008	2009
State Farm	Letter of Credit	$15,878	7.20%	1/1/2006	$15,878	$—	$—	$—	$—
EquiTrust Life Insurance Co.	Letter of Credit	3,086	8.25%	11/1/2006	78	3,008	—	—	—

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary - Continued

Senior Unsecured Notes

($ in thousands)	Principal Outstanding	Interest Rate	Maturity Date	2005	2006	2007	2008	2009	2010& Thereafter
7.375% notes due 2007	$125,000	7.375%	7/1/2007	$—	$—	$125,000	$—	$—	$—
6.875% notes due 2008	100,000	6.875%	3/1/2008	—	—	—	100,000	—	—
3.625% notes due 2009*	225,000	3.625%	4/1/2009	—	—	—	—	225,000	—
7.125% notes due 2012	400,000	7.125%	1/15/2012	—	—	—	—	—	400,000
5.261% notes due 2007	50,000	5.261%	11/30/2007	—	—	50,000	—	—	—
5.250% notes due 2007*	175,000	5.250%	11/30/2007	—	—	175,000	—	—	—
5.125% notes due 2011	200,000	5.125%	9/1/2011	—	—	—	—	—	200,000

	$1,275,000			$—	$—	$350,000	$100,000	$225,000	$600,000

*	See hedging

Hedging Instruments

($ in thousands)	Notional Amount	Maturity Date	Reset	Terms
Interest rate swap[1]	$175,000	11/30/2007	Arrears	6ML+1.4%
Interest rate swap[2]	100,000	4/1/2009	Arrears	6ML+.2675%
Interest rate cap	200,000	2/1/2006	Prompt	7.50%

[1]	Interest rate on 5.25% $175M notes including effect of interest rate swap is 5.28%. This swap was terminated on 4/18/05 for approximately $2.0 million.
[2]	Interest rate on $100M of 3.625% notes including effect of interest rate swap is 3.98%

Unsecured Line of Credit

($ in thousands) Lender	Available Commitment	Interest Rate	Maturity Date	Amount Outstanding at Beginning of Year	Advances	Repayments	Amount Outstanding End of Period*	Letters of Credit Outstanding
JPMorgan Chase Bank	$500,000	L+.65%	6/20/2007	$295,000	$170,000	$77,000	$388,000	$36,759

*	On April 1, 2005, the balance on the unsecured line of credit was $248.0 million after application of cash proceeds from the partial sale of CarrAmerica Corporate Center to a joint venture.

Bond Covenant Requirements	Unsecured Credit Facility Covenant Requirements
Minimum Annual Service Charge > 1.50X	Minimum Ratio of Annual EBITDA to Interest Expense > 2 to 1
Maximum Total Indebtedness to Total Assets < 60%	Minimum Ratio of Annual EBITDA to Fixed Charges of at Least 1.5 to 1
Maximum Total Secured Debt to Total Assets < 40%	Maximum Ratio of Aggregate Unsecured Debt to Tangible Fair Market Value of Unencumbered Assets > 60%
Minimum Total Unencumbered Assets to Unsecured Indebtedness > 150%
*As of March 31, 2005, we are in compliance with our bond covenants.	Maximum Ratio of Total Debt to Tangible Fair Market Value of Assets > 60%
Maximum Ratio of Total Secured Debt to Tangible Fair Market Value of Assets > 30%
*As of March 31, 2005, we are in compliance with our bond covenants.

CARRAMERICA REALTY CORPORATION

AND SUBSIDIARIES

Investment Balances

($ in thousands)	Accounting Method	Percentage Ownership	Investment Balance as of March 31, 2005
Carr Office Park LLC	Equity	35%	$48,780
Pleasant Partners	Equity	19%	18,584
575 7th St.	Equity	30%	20,589
1919 Pennsylvania Assoc.	Equity	49%	16,771
North Dallas Town Center	Equity	20%	14,610
1888 Century Plaza	Equity	35%	15,097
1201 F Street	Equity	35%	7,071
300 W. Sixth Street	Equity	20%	5,406
Custer Court	Equity	49%	3,012
AgilQuest	Cost	18%	1,659
WCM JV	Equity	16%	1,329
essention	Cost	19%	1,217
CCJMII	Equity	50%	40
10UCP	Equity	20%	—

			$154,165

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Unconsolidated Equity Investments

As of and for the Three Months Ended March 31, 2005

($ in thousands)	1888 Century	Custer Court	1201 F St.	300 W. 6th St.	Carr Office Park	WCM JV	1919 Penn Assoc.	575 7th St.	10 UCP	North Dallas Town	Pleasant Partners
Equity	15,221	2,725	8,202	4,528	71,531	1,329	17,739	14,817	(9,397)	14,521	37,449

Loans payable	28,350	4,391	13,346	11,080	75,612	—	38,706	21,254	51,600	—	—

Percentage ownership	35%	49%	35%	20%	35%	16%	49%	30%	20%	20%	19%

Total revenue	3,423	479	3,100	2,805	15,704	369	5,010	3,663	6,689	2,171	—

Expenses
Operating expenses	1,394	241	1,148	1,134	6,385	64	1,655	1,470	2,274	710	—
Interest expense	1,073	118	657	681	3,727	—	1,458	714	3,377	(7)	—
Depreciation/amortization	878	209	640	919	4,947	155	753	1,101	1,862	1,040	—

Total expenses	3,345	568	2,445	2,734	15,059	219	3,866	3,285	7,513	1,743	—

Gain on sale	—	—	—	—	—	—	—	8,556	—	—	—

Net income	78	(89)	655	71	645	150	1,144	8,934	(824)	428	—

Equity in earnings	18	(47)	229	5	120	25	567	62	—	86	—

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of March 31, 2005

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Consolidated Properties

Downtown Washington, D.C.:
International Square	1,014,878	99.2%	3
900 19th Street	101,215	98.3%	1
2550 M Street	192,393	100.0%	1
1730 Pennsylvania Avenue	229,292	97.4%	1
1775 Pennsylvania Avenue	143,857	98.6%	1
Commercial National Bank Building	205,869	98.6%	1
1255 23rd Street	306,395	97.1%	1
1747 Pennsylvania Avenue	151,997	100.0%	1
1717 Pennsylvania Avenue	184,446	100.0%	1

Downtown Washington, D.C.	2,530,342	98.8%	11

Suburban Washington, D.C.:
Canal Center	496,757	91.1%	4
TransPotomac V Plaza	97,163	93.1%	1
One Rock Spring Plaza	205,721	93.1%	1
Sunrise Corporate Center	260,253	100.0%	3
Reston Crossing	327,788	100.0%	2
Commonwealth Tower	339,599	100.0%	1

Suburban Washington, D.C.	1,727,281	96.2%	12

Washington, D.C. Metro	4,257,623	97.8%	23

Southern California,
Los Angeles:
Warner Center	345,488	99.6%	12
Warner Premier	61,210	92.7%	1
Westlake Spectrum	108,084	87.8%	2
2600 W. Olive	145,444	36.3%	1

Los Angeles	660,226	83.1%	16
Orange County
Scenic Business Park	139,159	82.4%	4
Harbor Corporate Park	151,415	97.8%	4
Von Karman	104,375	100.0%	1
Pacific Corporate Plaza	124,196	100.0%	3
South Coast Executive Center	162,504	99.9%	2
Bay Technology Center	107,481	100.0%	2

Orange County	789,130	96.8%	16
San Diego:
Del Mar Corporate Plaza	123,908	87.3%	2
Lightspan	66,622	79.0%	1
La Jolla Spectrum	156,653	100.0%	2
Palomar Oaks Technology Park	170,749	100.0%	6
Town Center Technology Park IV	105,358	100.0%	1
Torrey Pines Research Center	81,816	100.0%	1
Highlands Corporate Center	205,191	95.2%	5
Town Center Technology Park	182,120	100.0%	3
Carroll Vista	107,579	100.0%	3
Corporate Plaza II	116,166	80.1%	2

San Diego	1,316,162	95.2%	26

Southern California	2,765,518	92.8%	58

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of March 31, 2005

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Northern California,
San Francisco Bay Area:
Bayshore Centre	94,874	0.0%	1
Rincon Centre	201,178	75.8%	3
Valley Centre II	212,082	89.4%	4
Valley Office Centre	68,917	90.8%	2
Valley Centre	102,291	38.4%	2
Valley Business Park II	166,928	52.4%	6
Rio Robles	368,178	100.0%	7
Baytech Business Park	300,000	100.0%	4
3571 North First Street	116,000	100.0%	1
Oakmead West	425,981	100.0%	7
Clarify Corporate Center	258,048	100.0%	4
Valley Technology Center	460,590	94.6%	7
Golden Gateway Commons	276,895	100.0%	3
Techmart Commerce Center	267,855	94.1%	1
Fremont Technology Park	139,304	56.9%	3
San Mateo Center	214,856	81.2%	3
Mountain View Gateway Center	236,400	100.0%	2
Hacienda West	209,377	81.5%	2
Sunnyvale Technology Center	165,520	100.0%	5
Stanford Research Park	89,595	100.0%	2
500 Forbes	155,685	100.0%	1
Corporate Technology Centre	508,230	62.1%	7
Mission Towers I	282,080	100.0%	1

San Francisco	5,320,864	87.1%	78

Portland, OR:
Sunset Corporate Park	132,531	62.2%	3
Rock Creek Corp Center	142,662	100.0%	3

Portland	275,193	81.8%	6

Seattle, WA:
Redmond Hilltop	90,880	100.0%	2
Canyon Park	316,978	100.0%	6
Willow Creek	96,179	100.0%	1
Willow Creek Corp. Center	323,980	29.6%	6
Canyon Park Commons	176,846	100.0%	3
Redmond East	398,320	71.6%	10
Canyon Park Commons	95,290	100.0%	1

Seattle	1,498,473	77.2%	29

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of March 31, 2005

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Austin, TX:
City View Centre	137,185	57.5%	3
City View Centre	128,716	100.0%	1

Austin	265,901	78.1%	4

Chicago, IL:
Butterfield Road	367,340	69.9%	2
The Crossings	291,272	80.9%	1
Parkway North I	250,020	14.2%	1
Bannockburn	317,284	80.2%	3

Chicago	1,225,916	63.8%	7

Dallas, TX:
Cedar Maple Plaza	113,010	91.2%	3
Quorum North	115,848	84.9%	1
Quorum Place	177,608	83.8%	1
Two Mission Park	77,353	87.3%	1
5000 Quorum	161,664	78.4%	1
Tollway Plaza	359,903	91.1%	2

Dallas	1,005,386	86.8%	9

Denver, CO:
Harlequin Plaza	330,209	83.9%	2
Quebec Court I	130,000	100.0%	1
Quebec Court II	157,294	100.0%	1
Quebec Centre	106,865	88.9%	3
Dry Creek	185,957	97.9%	2

Denver	910,325	92.9%	9

Phoenix, AZ:
Qwest Communications	532,506	100.0%	4

Salt Lake City, UT:
Sorenson Research Park	322,534	91.9%	6
Wasatch Corporate Center	227,648	84.5%	4
Creekside	78,000	100.0%	1

Salt Lake City	628,182	90.2%	11

TOTAL CONSOLIDATED PROPERTIES:	18,685,887		238
WEIGHTED AVERAGE @ Mar. 31, 2005		88.6%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of March 31, 2005

Property	Company’s Effective Property Ownership	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Unconsolidated Properties
Washington, D.C.:
1919 Pennsylvania Avenue	49.0%	241,496	99.4%	1
2025 M Street	49.0%	174,763	100.0%	1
1201 F Street	35.0%	226,922	98.8%	1
Bond Building	15.0%	162,182	100.0%	1
Terrell Place	30.0%	384,728	70.4%	1

Portland, OR:
GM Call Center	16.2%	103,279	100.0%	1

Chicago
Parkway	35.0%	749,933	94.0%	6

Dallas
Royal Ridge	35.0%	629,676	99.7%	5
Custer Court	49.0%	120,680	91.9%	1
North Dallas Town Center	20.0%	392,889	95.8%	3

Austin
Riata Corporate	35.0%	673,916	79.2%	8
Riata Crossing	35.0%	324,963	100.0%	4
300 W. 6th Street	20.0%	435,044	70.8%	1

Denver
Panorama	35.0%	663,714	96.2%	6

San Francisco Bay Area
CarrAmerica Corporate Center	18.9%	1,004,679	83.4%	7

Los Angeles
10UCP	20.0%	770,363	81.9%	1
1888 Century Park East	35.0%	480,496	73.0%	1

TOTAL UNCONSOLIDATED PROPERTIES:		7,539,723		49
WEIGHTED AVERAGE @ Mar. 31, 2005			87.2%

ALL OPERATING PROPERTIES
TOTAL:		26,225,610		287
WEIGHTED AVERAGE @ Mar. 31, 2005			88.8%

(1)	Includes office, retail and parking space but excludes storage space.
(2)	Includes space for leases that have been executed and have commenced as of Mar. 31, 2005.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Lease Rollover Schedule - Stabilized Properties

		As of March 31, 2005
Market	Square Feet	Current Occupancy	YTD Ave. Occupancy	Vacant Sq. Feet	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015 & Thereafter
Los Angeles	660,226	83.1%	82.7%	111,626	19,686	182,165	37,087	113,959	37,906	20,606	18,830	52,787	11,514	30,895	23,165
Orange County	789,130	96.8%	95.3%	25,472	39,374	67,320	201,800	222,696	132,768	34,355	65,345	—	—	—	—
San Diego	1,316,162	95.2%	94.3%	62,847	67,931	160,528	104,728	72,658	164,779	98,859	47,347	325,162	—	—	211,323
San Francisco Bay Area	5,320,864	87.1%	86.5%	687,200	385,147	1,116,427	548,816	583,277	642,252	443,314	290,632	307,756	82,270	76,410	157,363
Seattle	1,498,473	77.2%	77.0%	341,409	138,198	156,349	98,120	48,674	417,448	128,090	—	54,952	—	39,541	75,692
Portland	275,193	81.8%	81.8%	50,070	10,000	6,909	—	—	13,756	173,923	20,535	—	—	—	—
Denver	910,325	92.9%	92.4%	69,069	86,845	70,028	38,075	295,724	128,545	45,377	13,871	—	32,791	—	130,000
Phoenix	532,506	100.0%	100.0%	—	—	—	532,506	—	—	—	—	—	—	—	—
Salt Lake City	628,182	90.2%	90.2%	61,458	23,012	18,043	126,230	94,741	152,130	71,919	33,600	28,814	18,235	—	—
Chicago	1,225,916	63.8%	63.3%	443,551	122,132	65,418	58,494	156,461	65,159	85,116	80,749	29,577	95,740	13,732	9,787
Austin	265,901	78.1%	76.8%	58,360	6,938	—	19,324	10,000	33,855	—	—	—	137,424	—	—
Dallas	1,005,386	86.8%	86.4%	132,715	72,664	73,200	165,427	198,898	254,679	76,400	6,589	—	20,457	4,357	—
Washington, D.C.
Downtown	2,530,342	98.8%	98.9%	29,455	174,542	457,192	430,792	270,716	110,083	52,886	12,367	60,899	223,960	109,169	598,281
Suburban	1,727,281	96.2%	95.7%	65,118	72,395	415,296	183,825	75,665	420,314	295,914	94,497	70,963	8,198	8,525	16,571

Total	18,685,887	88.6%	88.1%	2,138,350	1,218,864	2,788,875	2,545,224	2,143,469	2,573,674	1,526,759	684,362	930,910	630,589	282,629	1,222,182

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Rent Rollover Schedule of Minimum Annualized Base Rent - Stabilized Properties

Market	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015 & Thereafter
Los Angeles	$480,648	$5,277,176	$879,395	$2,727,607	$789,589	$465,073	$281,320	$1,221,614	$274,942	$848,271	$766,362
Orange County	940,675	1,532,622	3,590,937	4,625,302	2,476,532	749,463	1,540,712	—	—	—	—
San Diego	2,147,522	3,755,434	2,044,045	2,247,158	4,944,995	2,867,780	1,117,276	6,973,752	—	—	7,661,417
San Francisco Bay Area	9,010,259	27,558,505	14,044,369	12,155,156	12,348,894	11,052,966	8,455,366	8,579,771	1,138,508	1,113,769	7,457,379
Seattle	1,968,358	1,831,895	1,273,482	823,868	6,901,850	1,544,433	—	821,696	—	448,700	1,358,924
Portland	118,336	82,908	—	—	126,985	3,172,029	399,794	—	—	—	—
Denver	795,304	1,241,796	580,747	4,840,686	1,846,253	606,276	260,192	—	522,048	—	2,014,756
Phoenix	—	—	9,923,637	—	—	—	—	—	—	—	—
Salt Lake City	200,630	263,192	2,123,339	1,183,038	1,660,087	1,192,948	341,522	535,489	285,276	—	—
Chicago	1,888,157	971,676	1,019,242	2,538,364	959,432	1,296,905	1,133,532	529,312	1,234,274	165,787	35,269
Austin	57,135	—	308,849	169,557	600,028	—	—	—	1,811,133	—	—
Dallas	1,391,238	1,359,922	3,025,518	4,334,022	4,557,883	1,588,517	158,080	—	332,426	125,532	—
Washington, D.C.
Downtown	3,873,998	14,786,663	15,821,899	9,756,811	3,858,724	2,216,013	478,167	2,607,770	10,099,211	4,284,535	32,379,396
Suburban	1,971,021	11,820,936	5,691,820	2,433,103	9,454,712	9,438,735	2,913,889	2,296,113	258,384	254,071	478,410

Total	$24,843,281	$70,482,725	$60,327,279	$47,834,672	$50,525,964	$36,191,138	$17,079,850	$23,565,517	$15,956,202	$7,240,665	$52,151,913

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	1st Quarter 2005
Market	Total Executed Sq. Feet	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change in GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	—	—	—	—	—	—	—	—
Chicago	43,610	20.10	24.24	-17.06%	6.47	7.76	28.06	35.82
Dallas	20,019	21.31	22.45	-5.07%	4.02	3.62	10.14	13.76
Denver	31,073	15.56	20.66	-24.70%	6.40	6.71	17.76	24.47
Los Angeles	—	—	—	—	—	—	—	—
Orange County	—	—	—	—	—	—	—	—
Portland	—	—	—	—	—	—	—	—
Salt Lake City	42,396	17.20	18.64	-7.70%	5.19	3.17	10.83	14.00
San Diego	88,566	26.98	22.60	22.30%	8.41	7.00	20.81	27.81
San Francisco Bay	178,495	16.94	25.77	-34.29%	4.39	2.76	8.37	11.13
Seattle	6,888	20.90	24.25	-13.81%	5.37	3.04	23.04	26.08
Washington, D.C.
Suburban	67,455	32.85	30.52	7.63%	6.02	4.02	17.51	21.53
Downtown	23,605	43.68	42.60	2.55%	7.92	9.99	44.07	54.06

Total	502,107	22.67	25.66	-11.65%	5.85	4.77	16.24	21.01

	1st Quarter 2004
Market	Total Executed Sq. Feet	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change in GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	—	—	—	—	—	—	—	—
Chicago	8,754	20.94	22.08	-5.13%	5.05	3.90	5.71	9.61
Dallas	71,351	20.64	22.85	-9.64%	5.41	4.08	7.51	11.59
Denver	7,333	15.75	20.01	-21.29%	2.48	0.53	4.87	5.40
Los Angeles	59,778	25.04	28.24	-11.34%	8.11	10.80	28.12	38.92
Orange County	57,925	18.91	20.01	-5.47%	5.67	5.33	12.63	17.96
Portland	13,756	14.53	13.84	4.97%	5.60	0.92	3.98	4.90
Salt Lake City	33,630	13.80	17.52	-21.25%	4.80	3.15	11.15	14.30
San Diego	11,059	34.30	37.18	-7.74%	1.95	4.08	9.55	13.63
San Francisco Bay	136,088	14.37	25.32	-43.26%	3.99	2.44	9.37	11.81
Seattle	138,887	16.73	18.36	-8.88%	2.98	1.40	1.49	2.89
Washington, D.C.								—
Suburban	54,288	30.08	26.54	13.34%	4.75	4.80	14.65	19.45
Downtown	13,482	39.67	38.99	1.74%	9.79	—	7.02	7.02

Total	606,331	19.55	23.02	-15.05%	4.77	3.68	9.80	13.48

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

25 Largest Tenants - Based on Annualized Base Rent

Tenant	Percentage of Portfolio Annualized Rent	Square Feet	Percentage of Occupied Square Feet
International Monetary Fund	4.60%	501,068	2.68%
Sun Microsystems, Inc.	3.11%	423,206	2.27%
Qwest	2.48%	532,506	2.85%
Patton Boggs, L.L.P.	2.24%	190,975	1.02%
Nortel Networks, Inc.	1.91%	258,048	1.38%
Cell Genesys, Inc.	1.85%	155,685	0.83%
Nextel Communications, Inc.	1.80%	359,906	1.93%
Gateway, Inc.	1.50%	287,478	1.54%
Citicorp	1.47%	224,600	1.20%
Lattice Semiconductor Corp.	1.46%	216,650	1.16%
Applied Materials, Inc.	1.37%	223,326	1.20%
Merrill Lynch	1.33%	124,152	0.66%
Proxim, Inc.	1.32%	202,655	1.09%
Skadden, Arps, Slate, Meagher & Flom LLP	1.32%	116,008	0.62%
Software AG of NA	1.27%	209,521	1.12%
American Chemistry Council	1.16%	144,875	0.78%
MCI	1.08%	105,206	0.56%
Time Warner Communications	1.07%	230,842	1.24%
The Scripps Research Institute	0.94%	76,894	0.41%
King & Spalding	0.94%	80,220	0.43%
Federal Deposit Insurance Corp.	0.93%	108,556	0.58%
KPMG, L.L.P.	0.89%	135,558	0.73%
TSMC North America, Inc.	0.76%	110,590	0.59%
Chronicle of Higher Education, Inc.	0.73%	76,382	0.41%
PMC-Sierra, Inc.	0.72%	108,242	0.58%

	38.25%	5,203,149	27.86%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Land Held for Future Development

	Market	Acres	Buildable Office Square Feet
Wholly Owned Land
Canyon Pointe A-B	Seattle, WA	10	173,760
LaJolla Commons	San Diego, CA	2	45,000
Sunset Corporate	Portland, OR	12	124,800
Dry Creek Corporate Center	Denver, CO	80	748,000
Sorenson Research Park XI	Salt Lake City, UT	6	80,238
Wasatch 16	Salt Lake City, UT	5	80,238
Creekside 2	Salt Lake City, UT	6	78,000
Tollway Plaza III	Dallas, TX	4	134,400
Royal Ridge IV & V	Dallas, TX	29	417,000

Total Wholly Owned Land		154	1,881,436

Partially Owned Land
Panorama IV	Denver, CO	7	136,850
Panorama VII	Denver, CO	6	100,000
Panorama IX	Denver, CO	6	125,490
Riata 1	Austin, TX	4	61,585
Riata Crossing 4	Austin, TX	5	79,780
Riata Crossing 6	Austin, TX	8	49,702
Seven/Eight Parkway North	Chicago, IL	11	250,567
Royal Ridge Bldgs 4 & 6	Dallas, TX	11	197,998
Royal Ridge Bldg 8	Dallas, TX	6	132,709
North Dallas Town Center	Dallas, TX	2	155,520

Total Partially Owned Land		66	1,290,201

Total All Land Held for Future Development		220	3,171,637

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures

Reconciliation of Diluted Funds from Operations to Net Income

	Quarter Ended
(In thousands)	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Net income	$95,042	$26,794	$37,556	$14,007	$15,230
Depreciation and amortization	36,728	37,296	35,316	35,516	35,237
Minority interest	1,506	1,360	1,934	1,872	1,753
(Gain) loss on sales of properties	(88,094)	(27,658)	—	48	10
Gain on sale of discontinued operations	—	—	(19,804)	—	(66)
Preferred stock dividends and dividends on unvested restricted stock	(3,780)	(3,971)	(3,790)	(3,782)	(3,799)

Diluted funds from operations(1)	$41,402	$33,821	$51,212	$47,661	$48,365

(1)	FFO is a widely used measure of operating performance for real estate companies. We provide FFO as a supplement to net income calculated in accordance with GAAP. Although FFO is a widely used measure of operating performance for equity REITs, FFO does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO is helpful to investors as a measure of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gain and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO may not be comparable to FFO reported by other REITs.

Reconciliation of Diluted Funds from Operations per Share to Diluted Earnings per Share

	Quarter Ended
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Net income	$1.54	$0.42	$0.61	$0.19	$0.21
Add: Depreciation and amortization	0.58	0.68	0.59	0.59	0.59
Less: Gain on sale of property	(1.46)	(0.50)	—	—	—
Minority interest adjustment	0.03	0.02	0.04	0.04	0.03
Gain on sale of discontinued operations	—	—	(0.33)	—	—
Adjustment for share difference(2)	—	—	(0.06)	(0.02)	(0.02)

Diluted funds from operations(1)	$0.69	$0.62	$0.85	$0.80	$0.81

(1)	Fund from operating is defined as net income, excluding gains on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.
(2)	Operating partnership units are considered to be converted to common shares for any period in which they are not antidilutive. Diluted FFO per share may include operating partnership units in periods which operating partnership units are antidilutive for EPS purposes.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures (con’t)

Reconciliation of EBITDA to Net Income

	Quarter Ended
(In thousands)	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
EBITDA(1)	$77,371	$74,834	$81,658	$77,126	$77,109
Add: Gain (loss) on sale of assets	88,094	27,658	19,804	(48)	56
Less: Interest	(29,499)	(32,440)	(28,362)	(27,835)	(26,341)
Taxes	(172)	(207)	19	(32)	(122)
Depreciation/amortization
- Continuing operations	(34,961)	(35,094)	(33,179)	(30,604)	(30,844)
- Discontinued operations	—	(120)	(192)	(2,461)	(2,602)
Impairment losses	(4,000)	(2,524)	—	—	—
Minority interest	(1,791)	(5,313)	(2,192)	(2,139)	(2,026)

Net income	$95,042	$26,794	$37,556	$14,007	$15,230

(1)	EBITDA is a non-GAAP financial measure and we believe it is helpful to investors due to the significance of our long-lived assets. This data should not be considered as an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, we may calculate EBITDA differently from other companies and our EBITDA may not be comparable to similarly titled measures reported by other companies. Interest expense, depreciation and amortization, taxes, impairment losses, minority interests, net gain on sales of real estate and preferred dividends are not reflected in the presentation of EBITDA. We caution investors that these excluded items are significant components in understanding and assessing our financial performance.

Secured Property Operating Income/EBITDA

	Quarter Ended
(In thousands, except ratio)	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Secured Property Operating Income	$11,751	$11,374	$17,032	$17,378	$17,969
Total EBITDA	77,371	74,834	81,658	77,126	77,109

Secured Property NOI/Total EBITDA	15.2%	15.2%	20.9%	22.5%	23.3%

Secured property operating income is computed as rental revenues less property operating expenses and real estate taxes from only those properties with mortgage debt.

See the table above for reconciliation of EBITDA to net income.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Computation of Supplemental Measures

Reconciliation of Funds Available for Distribution to Net Income

	Quarter Ended
(In thousands, except ratio)	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Net income	$95,042	$26,794	$37,556	$14,007	$15,230
Depreciation and amortization	36,728	37,296	35,316	35,516	35,237
Minority interest	1,506	1,360	1,934	1,872	1,753
(Gain) loss on sale of property	(88,094)	(27,658)	—	48	10
Gain on sale of discontinued operations	—	—	(19,804)	—	(66)
Preferred stock dividends and dividends on unvested restricted stock	(3,780)	(3,971)	(3,790)	(3,782)	(3,799)

Diluted funds from operations(1)	41,402	33,821	51,212	47,661	48,365

Less: Lease commissions	(4,271)	(4,486)	(3,088)	(4,690)	(2,276)
Tenant improvements	(6,063)	(12,064)	(12,556)	(13,667)	(10,040)
Building capital additions	(1,848)	(4,497)	(2,359)	(2,348)	(1,408)
Above/below market leases	2,009	530	(102)	(331)	(270)
Straight line rent	(2,487)	(1,397)	(1,715)	(801)	(2,236)
Impairment losses	4,000	2,524	—	—	—
Antidilutive FFO allocable to minority Unitholders	—	3,687	—	—	—

Funds available for distribution to common shareholders(1)	$32,742	$18,118	$31,392	$25,824	$32,135

Common dividends and distributions(2)	$30,276	$30,568	$29,928	$29,901	$29,473

Funds available for distribution to common shareholders coverage ratio	1.1	0.6	1.0	0.9	1.1

(1)	FFO and FAD are widely used measures of operating performance for real estate companies. We provide FFO and FAD as supplements to net income calculated in accordance with GAAP. Although FFO and FAD are widely used measures of operating performance for equity REITs, FFO and FAD do not represent net income calculated in accordance with GAAP. As such, they should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO and FAD do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO and FAD are helpful to investors as measures of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO and FAD, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO and FAD may not be comparable to FFO and FAD reported by other REITs.
(2)	Common dividends and distributions include distributions to minority unitholders. For the quarter ended 12/31/04, minority units were antidilutive for the computation of Diluted FFO and FFO allocable to minority unitholders reduces Diluted FFO. FFO allocable to minority unitholders is added back for the computation of the FAD coverage ratio as the minority distributions are included in the calculation.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Computation of Supplemental Measures (con’t)

Reconciliation of Property Operating Income to Net Income

	Quarter Ended
(In thousands)	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Property operating income	$80,027	$78,766	$77,397	$76,451	$74,725
Less: Interest expense	(29,499)	(32,440)	(28,362)	(27,835)	(26,341)
General and administrative expense	(10,749)	(10,517)	(10,304)	(10,758)	(10,272)
Depreciation and amortization	(34,961)	(35,094)	(33,179)	(30,604)	(30,844)
Income taxes	(172)	(207)	19	(32)	(122)
Minority interest	(1,791)	(5,313)	(2,192)	(2,139)	(2,026)
Add: Real estate service revenue	5,573	6,327	6,234	5,301	5,466
Gain (loss) on sale of properties and impairment losses	84,094	27,658	—	(48)	(10)
Other income	2,520	321	4,149	2,279	2,692
Discontinued operations	—	(2,707)	23,794	1,392	1,962

Net income	$95,042	$26,794	$37,556	$14,007	$15,230

*	Property operating income is the performance measure used to assess the results of our real estate property segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest and depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

Computation of Fixed Charge Coverage Ratio

	Quarter Ended
(In thousands, except ratios)	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Amortizing principal payments	$1,497	$3,211	$4,169	$4,089	$4,089
Preferred stock dividends	3,774	3,773	3,773	3,774	3,774
Prepayment penalties on debt	—	(3,028)	—	—	(252)
Interest expense	29,499	32,440	28,362	27,835	26,341

Fixed changes excluding capitalized interest	34,770	36,396	36,304	35,698	33,952
Add: Capitalized interest	—	—	96	185	176

Fixed charges including capitalized interest	$34,770	$36,396	$36,400	$35,883	$34,128

EBITDA	$77,371	$74,834	$81,658	$77,126	$77,109

Fixed charge coverage excluding capitalized interest	2.2	2.1	2.2	2.2	2.3
Fixed charge coverage including capitalized interest	2.2	2.1	2.2	2.1	2.3

Computation of Interest Coverage Ratio

	Quarter Ended
(In thousands, except ratios)	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Interest expense	$29,499	$32,440	$28,362	$27,835	$26,341
Prepayment penalties on debt	—	(3,028)	—	—	(252)

Fixed changes excluding capitalized interest	29,499	29,412	28,362	27,835	26,089
Add: Capitalized interest	—	—	96	185	176

Fixed charges including capitalized interest	$29,499	$29,412	$28,458	$28,020	$26,265

EBITDA	$77,371	$74,834	$81,658	$77,126	$77,109

Fixed charge coverage excluding capitalized interest	2.6	2.5	2.9	2.8	3.0
Fixed charge coverage including capitalized interest	2.6	2.5	2.9	2.8	2.9